Business combinations - Goodwill and Fair value of Net Assets Acquired (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Purchase consideration
Cash paid	$ 90	$ 147
Deferred and contingent consideration	25	85
Total purchase consideration	115	232
Provisional fair value of net assets acquired	(44)	(65)
Goodwill from current-year acquisitions	71	167
Goodwill expected to be deductible for tax purposes	$ 48	$ 105